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EXHIBIT 24.1

                               STERIS CORPORATION
                               POWER OF ATTORNEY
                                   Form 10-K

    Each of the undersigned hereby makes, constitutes, and appoints Bill R. Sanford, Les C. Vinney, Laurie Brlas, David C. Dvorak, Roy L. Turnell, and each of them, his or her true and lawful attorney, with full power of substitution, for and in his or her name, place, and stead, to affix, as attorney-in-fact, his or her signature in any and all capacities, to the Annual Report on Form 10-K of STERIS Corporation, an Ohio corporation, for its fiscal year ended March 31, 2000, and any and all amendments thereto to be filed with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Act of 1934, as amended, with power to file said Form 10-K, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 26th day of May, 2000.


/s/ Raymond A. Lancaster                     /s/ J. B. Richey
--------------------------------------       -----------------------------------
Raymond A. Lancaster, Director               J. B. Richey, Director


/s/ Jerry E. Robertson                       /s/ Frank E. Samuel, Jr.
--------------------------------------       -----------------------------------
Jerry E. Robertson, Director                 Frank E. Samuel, Jr., Director


/s/ Loyal W. Wilson                          /s/ Bill R. Sanford
--------------------------------------       -----------------------------------
Loyal W. Wilson, Director                    Bill R. Sanford, Chairman of the
                                             Board and CEO

/s/ Les C. Vinney                            /s/ Laurie Brlas
--------------------------------------       -----------------------------------
Les C. Vinney, President and Chief           Laurie Brlas, Senior Vice President
Operating Officer, Director                  and Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)